Discontinued Operations (Tables)	12 Months Ended
Mar. 31, 2011
Schedule of Disposal Groups, Including Discontinued Operations, Income Statement, Balance Sheet and Additional Disclosures

Discontinued operations in fiscal 2009, 2010 and 2011 consist of the following:

	Millions of yen			Millions of U.S. dollars
	2009	2010	2011	2011
Revenues	¥64,756	¥51,041	¥23,040	$277

Income from discontinued operations, net*	17,883	14,453	13,556	163
Provision for income taxes	(8,719)	(5,715)	(5,297)	(64)

Discontinued operations, net of applicable tax effect	¥9,164	¥8,738	¥8,259	$99

*	Income from discontinued operations, net includes aggregate gains on sales of subsidiaries, business units, and rental properties in the amount of ¥19,653 million, ¥14,056 million and ¥14,393 million ($173 million) in fiscal 2009, 2010 and 2011, respectively.